UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2020

Item 1. Reports to Stockholders.

BRAMSHILL INCOME

PERFORMANCE FUND

INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2020

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Bramshill Income Performance Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund’s website (www.bramshillfunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-877-BRAMS18.

BRAMSHILL INCOME PERFORMANCE FUND
INVESTOR ANNUAL LETTER (Unaudited)

As we complete the fourth year of performance for the Bramshill Income Performance Fund (BRMSX), the Bramshill Investment team is encouraged by its ability to tactically employ its fixed income strategy in another volatile year of investing. Below, Bramshill has provided a synopsis of the investment landscape for U.S. fixed income during the past four quarters.

As recession fears receded in early 2019, the Fund benefitted from an aggressive reallocation of capital as the investable asset classes of the Fund (investment grade corporate bonds, high yield corporate bonds, US Treasuries, municipal bonds, and preferred securities) entered target ranges. More specifically US high yield corporates and select preferreds, screened at their cheapest levels in years. This reallocation of capital proved beneficial as the 1st half of 2019 was characterized by most asset classes retracing much of their 2018 losses. In early 2019, the probability of loss given the pricing of many of those securities was low in Bramshill’s assessment and its investment team began 2019 with a more “risk-on” biased portfolio.

In contrast, as 2019 progressed, the team’s assessment of various asset classes and individual securities changed post the large rallies which occurred during the first half of the year. Many securities went from trading at levels deemed cheap to overvalued. Drawdown risks were high entering 4Q19. As a result, Bramshill de-risked both its credit beta and duration exposures over the course of the year and positioned the Fund defensively by the end of 2019.

Bramshill is always highly focused on liquidity both at the portfolio and asset class level. The credit markets have changed significantly over the past five years in many ways and as a result investors must be mindful of shifts in liquidity and the potential for future price gaps. Since 2013 the credit markets have approximately doubled in size based on debt issuance. During this same period, and as a result of Dodd-Frank regulations and other restrictions, the capital commitment at the investment banks and the market-making dealers has decreased by about 50%. From Bramshill’s perspective, this is in combination with approximately 40% of the capital committers and traders at these entities not having experienced the 2008 crisis period. There is a huge amount of debt in the marketplace, not enough capital to trade it in an orderly way, and a lack of learned history of how to manage risk during severe price gaps. ETF flows and algorithms are also significantly impacting fixed income liquidity. There has been a substantial expansion with the presence of ETF’s in the debt markets. When the flows of their create-and-redeem processes shift, liquidity can change drastically and rapidly. This assessment of liquidity led Bramshill to position defensively when spreads were tight and volatility was likely to increase. This analysis also helped Bramshill to meaningfully position its portfolio more aggressively and be able to allocate risk during such dislocations such as early 2019. Conversely, when this liquidity assessment is combined with a view that asset classes are richly priced (as occurred in late 2019), the Bramshill team positioned the portfolio with defensive stance.

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

In 1Q20 Bramshill maintained this defensive posture with a 40% allocation to short-term treasuries and cash equivalents. While this defensive positioning proved beneficial and provided a significant cushion during the downturn in most risk assets associated with the COVID-19 pandemic, it did not insulate the Fund from losses. The first quarter of 2020 was the worst for markets since the Lehman collapse of ’08 and was a true “black swan” event. Markets across multiple asset classes moved more violently over a shorter time frame than had ever been seen before. For example, across a five-trading day period from March 13th through March 19th, S&P US Preferred Stock Total Return Index was down -16.25%, Bloomberg Barclays US High Yield Index was off -9.62%, Bloomberg Barclays US Corporate Total Return Index was down -8.30%. These would be historic moves if seen across a calendar year, yet they happened in an unprecedented five days. The combination of levered money, a market driven by fund flows, and a dealer community that did not have balance sheet capacity all contributed to and exacerbated the selloff. All four risk asset classes quickly went from two standard deviations rich (across several of Bramshill’s quantitative models) to two standard deviations cheap in a matter of days. These are typically moves that take months (if not years) to play out.

Toward the end of March 2020, the Fed announced several programs in order to stabilize fixed income markets. These programs encompassed over $2 Trillion of capital and were made available via facilities which ranged from municipal bonds, asset-backed securities, and investment grade bonds (including select recent fallen angels). Through these facilities, the Fed announced its participation in both primary and secondary markets with a specific program targeting front-end Investment Grade corporate debt. These actions by the Fed led Bramshill to implement a “one in / one out” investment approach to the portfolio in which Bramshill gradually upgraded the quality of the portfolio while keeping a large amount of dry powder in order to prepare for further volatility in the coming months. Bramshill targeted lower parts of Investment Grade capital structures at significant discounts to par such as select subordinated bonds and preferreds while avoiding high yield. Bramshill also added front end Investment Grade names trading at significantly wide spreads. The Bramshill investment team believed volatility would likely persist for a while and opportunities would continue to present themselves, therefore Bramshill focused on upgrading the risk/reward profile of the portfolio while maintaining a defensive stance.

Below is a summary of positioning within each sub-asset class within the Fund:

PREFERRED DEBT

The preferred market was the U.S. fixed income sector where Bramshill saw the best relative value for investing for most of 2019 and remains the Fund’s largest exposure. The preferred asset class has a variety of credit options, structure options, yield options, duration options, and liquidity/execution options. Although this asset class typically is ranked below corporate debt and above common equity within a company’s capital structure, in 2019 Bramshill was generally not overly concerned about credit quality of most of the regulated financial and utility issuers in the US preferred market. Because the yield and spread pickup was not substantial between long duration perpetual preferred securities and shorter duration fixed to float preferred securities, Bramshill reduced most of its longer duration perpetual preferred allocation in mid-2019. Most of the remaining preferreds allocation was in fixed to floating rate structures which had coupons with Libor floats of +375 to 500. These securities were trading at attractive yields to calls inside of one year or they began floating at significant spreads over Libor. This allocation performed as expected with little price volatility in 2019 and stable yields approaching 5%. Fixed to float preferreds represented approximately 1/3 of the Fund’s portfolio in mid-2019 and from a structural standpoint provided limited credit and duration beta. Simply stated, these securities either would likely be called or would float at above-market coupons around par prices.

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

In 1Q20, US preferred securities (PFDs) had their worst quarter since the 2008 global financial crisis and thus were the largest detractor to our return during that quarter. The S&P U.S. Preferred Stock Index finished down a historic -14.9% as yields/spreads rose significantly. Bramshill warned of the danger in many of the four-handle coupon structures being issued during the fourth quarter of 2019 and avoided those in favor of more defensive securities with high coupons/short calls or higher backend resets. The majority of the Fund’s preferred allocation was in defensive structures; however, the market was somewhat indiscriminate during this significant sell-off. The shutdown of the global economy and the fear of the unknown coupled with poor dealer liquidity really exacerbated some of these moves. Furthermore, the collapse in interest rates hurts the banks from a business standpoint; however, it was also an extreme negative to the preferred market as floating rate preferred coupons were marked lower. The Fed moved the target rate from 1.75% to 0.25% in a matter of two weeks causing all front-end rates to collapse. Bramshill reduced certain more cyclical preferred exposure in this period, however, Bramshill believed that bank balance sheets are in much better shape today than they were in 2008. Additionally, the Fed committed to stabilizing the banks as the backbone to the US financial system and the US economy. Bramshill saw value in certain preferreds and in 1Q20 focused on fixed coupons in high quality systematically important institutions. Overall, Bramshill upgraded the Fund’s portfolio into these structures as individual opportunities presented themselves.

INVESTMENT GRADE CORPORATE BONDS

Investment Grade Corporate bonds (IG) represented approximately 10% allocation of the Fund’s assets for most of 2019. IG corporate bonds experienced a solid rally during the period with long US Treasury yields moving lower by over 100 basis points and their spreads over treasuries tightening since the beginning of the year. In hindsight, Bramshill exited this asset class a bit too early as they reduced longer duration credit exposure in the June / July time period. Typically, the Bramshill investment team does not hold positions in what would be termed the “ninth inning” yet this ballgame extended into extra innings. Specifically related to mid-2019 investment grade prices Bramshill did not have many concerns about corporate defaults. At the end of the 3Q19, the Bloomberg Barclays US Corporate Bond index yielded 2.91% and S&P 500® BBB Rated Corporate Bond Index, yielded 3.28%. Somewhat concerning were many BBB-rated corporates which had leverage in the 3.5-4.5 range in late 2019. That type of leverage is typically associated with weak non-investment BB-rated credits. From a pricing standpoint, the majority of this asset class had a higher drawdown probability than Bramshill is accustomed to and therefore the investment team avoided any meaningful exposure here.

In 1Q20, The Bloomberg Barclays Long-duration US Corporate index came under pressure. This market finished the quarter down -4.51%. The yield to maturity (YTM) on this index was two standard deviations rich at 3.08% yield earlier in the year. In a historic move, the index yield rose to 4.96% yield, causing the asset class to transform from rich too cheap in a matter of days. In late March, the Fed announced a series of programs to stabilize the market. Most relevant to IG was the corporate bond purchase program which was mandated to provide liquidity via its primary market credit facility to issuers in need and to ease dysfunction in secondary trading with IG bond purchases (rated BBB- or better) and maturities five years and in. Coupled with the language “whatever it takes”, the Fed stabilized the IG market, issuers came back in record fashion (albeit at wide spreads) and yields rallied lower to 4.12% (YTM on the long duration index). Bramshill sees segments of the IG market as attractive and will continue to add exposure as opportunities present themselves via the new issue market and select relative value opportunities.

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

HIGH YIELD CORPORATE BONDS

The US High Yield index closed 2Q19 at 5.85% yield (+370 spread). While the Bramshill investment team is rarely comfortable with taking high yield corporate bond exposure with yields inside of 6%, Bramshill was neutral in its view of that asset class at that time. Bramshill kept its allocation relatively stable at approximately 10% of the Fund for most of 2019. Certain high yield closed end funds were some of the largest return contributors as these positions benefited from corporate action announcements to close the NAV discount via share buybacks. Distressed securities are not an arena in which the Bramshill investment team focuses. Typically, higher- quality non-investment grade BB type of credits are a focus of the Bramshill investment team. That said, CCC-rated securities had a poor total return in 2019 as the result of more individual credit specific negatives more so than a harbinger of an approaching recession. At the end of 3Q19, the Barclays US High Yield index was yielding approximately 5.65% inclusive of exposure to some CCC-rated credits. With a high correlation to movements in the equity indexes and with many securities being moderately capped in upward price appreciation due to call prices, the high yield corporate debt market seemed negatively convex for much of this period. With low historical yields and spreads in US high yield, Bramshill believed this asset class was largely capped on the upside but had equity-like volatility risk on the downside. Bramshill’s high yield exposure remained modest in 2019 while the investment team awaited lower prices and a lower probability of loss in that market.

In 1Q20, The Bloomberg Barclays US Corporate High Yield Bond index finished down -12.7% for the quarter as spreads blew out to levels slightly wider than those seen during the 2016 Oil Crash. The High Yield index entered 2020 with a 5.19% yield (+335bps spread) and exploded higher to finish the first quarter at 9.73% yield to worst (YTW) and a +909bps spread over treasuries. In March 2020, Bramshill assessed that the High Yield asset class screened two standard deviations cheap across most of its quantitative models. Spreads north of 900bps have proven to be great entry points for those with a two-year investment horizon. However, Bramshill continued to tread with caution due to likely higher default risk in certain sectors. The double punch of the COVID-19 crisis coupled with the fallout from the Saudis-Russia oil production cuts (Energy represents over 10% of the High Yield Index) caused expected default rates to skyrocket. The majority of the Fund’s allocation was in High Yield CEFs which had larger than 12% discounts to NAV. Furthermore, with rates at zero, the cost of funding for these CEFs’ leverage decreased thus allowing for higher dividend payouts in the future. Security selection going forward is paramount in High Yield as many sectors face headwinds from the pandemic. Therefore, any meaningful increase in this sector exposure will be accompanied by substantial bottom-up credit work from the Bramshill investment team.

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

MUNICIPAL BONDS

Municipal bonds were one of our largest contributors during 2019, with the majority of that performance derived from the Fund’s municipal closed-end fund (CEF) allocation. This was exposure which was taken in late 2018 and early 2019 based on very attractive entry points. Bramshill reduced this exposure from approximately 12% in early 2019 to less than 1% to start 2020. Municipal bonds exhibited similar characteristics to investment grade in the sense that they became extremely overvalued during the course of 2019 (ending the year two standard deviations rich across many of our quant models) with the YTW on the municipal long duration index touching an all-time low of 1.71% earlier that year. Municipal bonds underwent a quick and vicious correction mid-March 2020 (with yields rising to 4.08%), only to snap back partially on the Fed bond buying program announcement (in which municipals were included). In 1Q20, Bramshill took its allocation back up to approximately 5% with the majority of that weighting across municipal bond closed-end funds that were trading at double digit discounts to NAV with tax-exempt yields greater than 5%.

As of March 31, 2020, the 1-year and since inception (4/11/2016) returns for the Fund were - 4.67% and 5.07% (cumulative), respectively, and the 1-year and since inception returns for the Bloomberg Barclays U.S. Aggregate Index were 8.93% and 15.24% (cumulative), respectively. The gross expense ratio for the Fund for the year ended March 31, 2020 was 1.47%*.

Past performance may not be indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

FORWARD OUTLOOK

Entering the second quarter of 2020, the Fund’s portfolio remains positioned with an above market yield, while invested defensively with a significant amount of “dry powder” prepared to capitalize on opportunities from future market dislocations. While several of the Fund’s asset classes, sectors, and securities now screen cheap, Bramshill continues to believe forced selling momentum coupled with extremely poor economic data may provide even better entry points in the future. We believe this setup, coupled with active management at both the asset class and security level will continue to provide the Fund with ample opportunities to significantly outperform fixed income alternatives over time.

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk “Duration” measures the sensitivity of a fixed-income investment’s price to changes in interest rates.

Basis point or “bp” refers to 1/100th of 1%, or .01%.

“LIBOR” refers to a benchmark interest rate at which major global lend to one another in the international interbank market for short-term loans. LIBOR, which stands for London Interbank Offered Rate, serves as a globally accepted key benchmark interest rate that indicates borrowing costs between banks. The rate is calculated and published each day by the Intercontinental Exchange (ICE).

“Spreads” refers to the most common definition, the spread is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity. This is known as a bid-ask spread. “Correlation” refers to the finance and investment industries, is a statistic that measures the degree to which two securities move in relation to each other. Correlations are used in advanced portfolio management, computed as the correlation coefficient, which has a value that must fall between -1.0 and +1.0.

Beta (β or beta coefficient) of an investment indicates whether the investment is more or less volatile than the market as a whole. Beta is a measure of the risk arising from exposure to general market movements as opposed to idiosyncratic factors.

Yield to worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures. Early retirement of the bond could be forced through a few different provisions detailed in the bond’s contract, most commonly callability. The yield to worst metric is used to evaluate the worst-case scenario for yield at the earliest allowable retirement date. YTW helps investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

Yield to maturity (YTM) is the total return anticipated on a bond if the bond is held until it matures. Yield to maturity is considered a long-term bond yield but is expressed as an annual rate. In other words, it is the internal rate of return (IRR) of an investment in a bond if the investor holds the bond until maturity, with all payments made as scheduled and reinvested at the same rate.

Standard deviation is often used as a measure of the risk associated with price-fluctuations of a given asset (stocks, bonds, property, etc.), or the risk of a portfolio of assets (actively managed mutual funds, index mutual funds, or ETFs).

Duration of a financial asset that consists of fixed cash flows, for example a bond, is the weighted average of the times until those fixed cash flows are received.

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

The Bloomberg/Barclays Capital U.S. Aggregate Index is intended to serve as a comparative indicator of the overall performance relative to the U.S. dollar denominated investment grade fixed rate taxable bond market. The index currently includes U.S. Treasuries, government related securities, corporate bonds, agency mortgage-backed pass-throughs, consumer asset-based securities, and commercial mortgage-backed securities.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded (Future Ticker: I00012US)

Bloomberg Barclays Long U.S. Corporate Index – ETF Tracker The index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. As of 05/22/2020 ETFs Tracking Other Mutual Funds

It is not possible to invest directly in an index. Indexes are not securities in which direct investments can be made and they do not account for the fees and expenses generally associated with investable products.

S&P US Preferred Stock Total Return Index is designed to serve the investment community's need for an investable benchmark representing the U.S. preferred stock market. Preferred stocks are a class of capital stock that pays dividends at a specified rate and has a preference over common stock in the payment of dividends and the liquidation of assets.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded (Future Ticker: I00012US)

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. (Future Ticker: I02765US)

The S&P U.S. Preferred Stock Index is designed to serve the investment community's need for an investable benchmark representing the U.S. preferred stock market. Preferred stocks are a class of capital stock that pays dividends at a specified rate and has a preference over common stock in the payment of dividends and the liquidation of assets.

The S&P 500® BBB Rated Corporate Bond Index, a subindex of the S&P 500 Bond Index, seeks to measure the performance of U.S. corporate debt issued by constituents in the S&P 500 rated

'BBB'. The S&P 500 Bond Index is designed to be a corporate-bond counterpart to the S&P 500, which is widely regarded as the best single gauge of large-cap U.S. equities.

* The gross expense ratio is from the Fund’s most recent prospectus.

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

411 Hackensack Ave, 9th Floor	▪	Hackensack, NJ 07601	▪	(201) 708-8150	▪	www.bramshillinvestments.com

Bramshill Income Performance Fund
PERFORMANCE SUMMARY
March 31, 2020 (Unaudited)

Comparison of a Hypothetical $100,000 Investment in
the Bramshill Income Performance Fund - Institutional Class
and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns

For the periods ended March 31, 2020

	One Year	Three Year*	Since Inception*
Bramshill Income Performance Fund
Institutional Class **	-4.67%	0.14%	1.25%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93%	4.82%	3.64%

* Average annualized returns.

** Inception date on April 11, 2016.

Bramshill Income Performance Fund
EXPENSE EXAMPLE
March 31, 2020 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$ 1,000.00	$ 933.80	$ 5.17
Hypothetical 5% Return	1,000.00	1,019.65	5.40

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 183/366. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund

ALLOCATION OF PORTFOLIO HOLDINGS

(Calculated as a percentage of Total Investments)

March 31, 2020 (Unaudited)

Bramshill Income Performance Fund

SCHEDULE OF INVESTMENTS
March 31, 2020

Principal Amount		Value
	CORPORATE BONDS ― 8.9%
	BROADCAST SERVICE/PROGRAM ― 0.4%
	Diamond Sports Group LLC / Diamond Sports Finance Co. (1)
$2,340,000	5.375%, 8/15/2026	$1,914,452

	ENERGY ― 2.2%
	Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP (1)
8,375,000	5.125%, 4/1/2025	8,622,890
	Occidental Petroleum Corp.
6,227,000	4.548%, 10/10/2036 (2)	2,432,413
		11,055,303

	ENTERTAINMENT ― 0.3%
	International Game Technology PLC (1)
1,745,000	6.250%, 2/15/2022	1,613,863

	FINANCE AND INSURANCE ― 2.1%
	Ares Capital Corp.
2,719,000	3.250%, 7/15/2025	2,165,503
	Goldman Sachs Group Inc/The
2,587,000	3.500%, 4/1/2025	2,649,255
	Lincoln National Corp.
3,157,000	4.049% (3 month U.S. LIBOR + 2.358%) (3), 5/17/2066	1,962,849
1,013,000	3.859% (3 month U.S. LIBOR + 2.040%) (3), 4/20/2067	609,568
	Oaktree Specialty Lending Corp.
2,239,000	3.500%, 2/25/2025	2,014,864
	Reinsurance Group of America, Inc.
2,146,000	3.406% (3 month U.S. LIBOR + 2.665%) (3), 12/15/2065	1,379,867
		10,781,906

	LODGING ― 0.9%
	Marriott Ownership Resorts, Inc. (1)
5,353,000	4.750%, 1/15/2028	4,060,478
	Wyndham Destinations, Inc.
603,000	5.750%, 4/1/2027	508,656
		4,569,134

	MANUFACTURING ― 2.9%
	Ford Motor Credit Co LLC
1,860,000	5.085%, 1/7/2021	1,822,242
	General Motors Co.
13,346,000	1.796% (3 month U.S. LIBOR + 0.900%) (3), 9/10/2021	12,047,464
	Newell Brands, Inc.
662,000	3.150%, 4/1/2021 (7)	657,312
		14,527,018

	UTILITIES ― 0.1%
	PPL Capital Funding, Inc.
1,041,000	4.040% (3 month U.S. LIBOR + 2.665%) (3), 3/30/2067	668,797

	TOTAL CORPORATE BONDS
	(Cost $49,421,195)	45,130,473

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Principal Amount		Value
	U.S. GOVERNMENT NOTES ― 28.9%
	United States Treasury Notes
$26,781,000	2.500%, 5/31/2020	$26,887,203
59,770,000	2.625%, 7/31/2020	60,290,653
59,254,000	2.625%, 11/15/2020	60,197,203
		147,375,059

	TOTAL U.S. GOVERNMENT NOTES
	(Cost $146,440,441)	147,375,059

Number of Shares		Value
	CLOSED-END FUNDS ― 9.9%
613,472	BlackRock Corporate High Yield Fund, Inc.	5,398,554
85,495	BlackRock Credit Allocation Income Trust	996,872
163,051	BlackRock Debt Strategies Fund, Inc.	1,377,781
110,684	BlackRock Limited Duration Income Trust	1,396,832
9,852	BlackRock Multi-Sector Income Trust	118,913
73,064	BlackRock Municipal Income Trust	946,909
367,595	BlackRock MuniVest Fund, Inc.	2,977,519
16,596	Eaton Vance Limited Duration Income Fund	175,420
109,581	First Trust High Income Long/Short Fund	1,333,601
251,790	Invesco Municipal Opportunity Trust	2,882,995
127,761	Invesco Municipal Trust	1,494,804
1,652,310	Invesco Senior Income Trust	5,320,438
24,506	Invesco Trust for Investment Grade Municipals	296,278
210,668	Nuveen AMT-Free Quality Municipal Income Fund	2,852,445
1,336,324	Nuveen Credit Strategies Income Fund	7,576,957
9,490	Nuveen Preferred Income Opportunities Fund	69,656
238,146	Nuveen Quality Municipal Income Fund	3,272,126
234,883	Wells Fargo Income Opportunities Fund	1,498,553
317,869	Western Asset High Income Fund II Inc.	1,592,524
1,500,959	Western Asset High Income Opportunity Fund, Inc.	6,319,038
205,967	Western Asset High Yield Defined Opportunity Fund Inc.	2,539,573
	TOTAL CLOSED-END FUNDS
	(Cost $61,522,952)	50,437,788

	EXCHANGE TRADED FUNDS ― 3.5%
295,975	Invesco CEF Income Composite ETF	5,179,562
11,090	iShares 0-5 Year Investment Grade Corporate Bond ETF	556,053
57,461	iShares Short Maturity Bond ETF	2,786,284
286,443	iShares Preferred & Income Securities ETF	9,120,345
	TOTAL EXCHANGE TRADED FUNDS
	(Cost $18,905,068)	17,642,244

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares/Units		Value
	PREFERRED STOCKS ― 30.2%
	BANKS ― 2.7%
	Citizens Financial Group, Inc. Depositary Shares
7,248	5.333% (effective 4/6/2020, 3 month U.S. LIBOR +3.960%) (4), 4/6/2020 (5)	$6,234,766
	GMAC Capital Trust I
222,731	8.125% (3 month U.S. LIBOR +5.785%) (3), 2/15/2040	4,568,213
	Wells Fargo & Co. Depositary Shares
60,854	6.000%, 12/15/2020 (5)	1,524,393
48,617	5.700%, 3/15/2021 (5)	1,203,271
15,980	4.750%, 3/15/2025 (5)	335,580
		13,866,223

	DIVERSIFIED BANKING INSTITUTIONAL ― 2.7%
	Bank of America Corp.
39,581	6.200%, 1/29/2021 (5)	995,462
146,258	6.000%, 4/25/2021 (5)	3,663,763
69,655	6.000%, 5/16/2023 (5)	1,786,651
	Capital One Financial Corp. Depositary Shares
11,953	6.200%, 12/1/2020 (5)	287,111
	Citigroup, Inc. Depositary Shares
5,377	5.950% (effective 8/15/2020, 3 month U.S. LIBOR + 4.095%) (4), 8/15/2020 (5)	4,732,916
921	4.700% (effective 1/30/2025, SOFR + 3.234%) (4), 1/30/2025 (5)	790,655
	JPMorgan Chase & Co.
5,366	6.150%, 9/1/2020 (5)	134,955
	JPMorgan Chase & Co. Depositary Shares
1,704	5.240% (3 month U.S. LIBOR +3.470%) (4), 4/30/2020 (5)	1,524,236
		13,915,749

	FINANCE - INVESTMENT BANKER/BROKER ― 6.9%
	Goldman Sachs Group, Inc. Depositary Shares
22,640	5.375% (effective 5/10/2020, 3 month U.S. LIBOR + 3.922%) (4), 5/10/2020 (5)	20,239,368
1,063	4.950% (effective 2/10/2025, 5 Year TNCMR + 3.224%) (4), 2/10/2025 (5)	946,809
	Morgan Stanley Depositary Shares
16,200	5.550% (effective 7/15/2020, 3 month U.S. LIBOR + 3.810%) (4), 7/15/2020 (5)	14,097,726
		35,283,903

	FINANCE AND INSURANCE ― 3.0%
	AllianzGI Convertible & Income Fund
131,450	5.625%, 9/20/2023 (5)(6)	3,258,646
	Hartford Financial Services Group, Inc. (The)
189,338	7.875% (effective 4/15/2022, 3 month U.S. LIBOR +5.596%) (4), 4/15/2042	4,947,402
	MetLife, Inc. Depositary Shares
6,571	5.250% (effective 6/15/2020, 3 month U.S. LIBOR + 3.575%) (4), 6/15/2020 (5)	5,729,091
	PartnerRe Ltd.
57,277	7.250%, 4/29/2021 (5)	1,425,624
		15,360,763

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

SCHEDULE OF INVESTMENTS

March 31, 2020

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	INVESTMENT COMPANIES ― 4.1%
	Apollo Global Management, Inc.
109,565	6.375%, 3/15/2022 (5)	$2,584,638
	Ares Management Corp.
349,710	7.000%, 6/30/2021 (5)	8,536,421
	Oaktree Capital Group LLC
74,329	6.625%, 6/15/2023 (5)	1,659,766
286,597	6.550%, 9/15/2023 (5)	6,305,134
	Stifel Financial Corp.
86,786	5.200%, 10/15/2047	1,924,046
		21,010,005

	MANUFACTURING ― 0.4%
	General Motors Financial Co, Inc. Depositary Shares
2,753	5.750% (effective 9/30/2027, 3 month U.S. LIBOR + 3.598%) (4), 9/30/2027 (5)	1,736,634

	REAL ESTATE INVESTMENT TRUST ― 2.6%
	AGNC Investment Corp.
402,238	6.125% (effective 4/15/2025, 3 month U.S. LIBOR + 4.697%) (4), 4/15/2025 (5)	7,139,725
	Annaly Capital Management, Inc.
337,661	6.750% (effective 6/30/2024, 3 month U.S. LIBOR + 4.989%) (4), 6/30/2024 (5)	6,013,742
		13,153,467

	PIPELINES ― 2.8%
	Enbridge, Inc.
42,478	4.000% (effective 6/1/2022, 5 year TNCMR + 3.050%) (4), 6/1/2022 (5)(6)	527,874
30,539	4.000% (effective 9/1/2022, 5 year TNCMR + 3.150%) (4), 9/1/2022 (5)	382,348
20,762	4.000% (effective 6/1/2023, 5 year TNCMR + 3.140%) (4), 6/1/2023 (5)(6)	289,838
82,612	4.400% (effective 3/1/2024, 5 year TNCMR + 2.820%) (4), 3/1/2024 (5)(6)	1,104,522
	Energy Transfer Operating LP
395,478	7.600% (effective 5/15/2024, 3 month U.S. LIBOR + 5.161%) (4), 5/15/2024 (5)	4,915,792
	Energy Transfer Operating LP Depositary Shares
3,941	7.125% (effective 5/15/2030, 5 Year TNCMR + 5.306%) (4), 5/15/2030 (5)	2,376,738
	MPLX LP Depositary Shares
7,757	6.875% (effective 2/15/2023, 3 month U.S. LIBOR + 4.652%) (4), 2/15/2023 (5)	4,735,571
		14,332,683
	UTILITIES ― 5.0%
	Brookfield Renewable Partners LP (8)
247,911	5.250%, 3/31/2025 (5)	4,829,306
	Duke Energy Corp.
162,396	5.750%, 6/15/2024 (5)	4,219,048
	Duke Energy Corp. Depositary Shares
3,753	4.875% (effective 9/16/2024, 5 Year TNCMR + 3.388%) (4), 9/16/2024 (5)	3,155,128
	Entergy Arkansas LLC
140,268	4.900%, 12/1/2052	3,517,922
73,249	4.750%, 6/1/2063	1,827,563

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

SCHEDULE OF INVESTMENTS
March 31, 2020

Number of Shares/Units		Value
	PREFERRED STOCKS (Continued)
	UTILITIES (Continued)
	Entergy Louisiana LLC
48,200	4.700%, 6/1/2063	$1,192,950
70,914	4.875%, 9/1/2066	1,757,958
	Entergy Mississippi LLC
19,995	4.900%, 10/1/2066	495,076
	Entergy New Orleans LLC
530	5.000%, 12/1/2052	13,229
	National Rural Utilities Cooperative Finance Corp.
170,183	5.500%, 5/15/2064	4,281,804
		25,289,984

	TOTAL PREFERRED STOCKS
	(Cost $182,158,572)	153,949,411

	TOTAL INVESTMENTS ― 81.4%
	(Cost $458,448,228)	414,534,975
	Other Assets in Excess of Liabilities ― 18.6%	94,677,814
	TOTAL NET ASSETS ― 100.0%	$509,212,789

Floating Rate definitions:

LIBOR - London Inter-Bank Offered Rate
SOFR - U.S. Secured Overnight Financing Rate
TNCMR - Treasury Note Constant Maturity Rate

Percentages are stated as a percent of net assets.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and maybe sold in transactions exempt from registration only to qualified institutional buyers on a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the advisor. At March 31, 2020, the value of these securities totaled $16,211,683 or 3.2% of net assets.
(2)	Zero coupon bond. Rate shown is yield to maturity of the position as of March 31, 2020.
(3)	Variable Rate security. Rates disclosed as of March 31, 2020.
(4)	Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed is as of March 31, 2020.
(5)	Callable at any dividend payment on or after date disclosed.
(6)	These securities are illiquid at March 31, 2020, at which time the aggregate value of illiquid securities is $5,180,880 or 1.0% of net assets.
(7)	Step Bond - Represents the current rate as of March 31, 2020 and the final maturity.
(8)	Non income Producing.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

Assets:
Investments in securities at value (cost $458,448,228)	$414,534,975
Cash	102,744,165
Deposits with broker for securities sold short	918,565
Deposits with broker for futures contracts	2,012,932
Receivables:
Investment securities sold	1,688,720
Fund shares sold	1,520,591
Dividends and interest	2,994,947
Securities lending income	2,175
Prepaid expenses	26,145
Total assets	526,443,215

Liabilities:
Payables:
Investment securities purchased	15,682,107
Fund shares redeemed	787,346
Distributions to shareholders	149,918
Due to Investment Adviser	393,840
Due to trustees	95
Accrued other expenses and other liabilities	217,120
Total liabilities	17,230,426

Net Assets	$509,212,789

Components of Net Assets:
Paid-in capital	$562,116,612
Total accumulated deficit	(52,903,823)
Net Assets	$509,212,789

Institutional Class:
Net Assets	$509,212,789
Shares Outstanding (unlimited number of shares authorized, no par value)	55,363,847

Net Asset Value, Redemption Price and Offering Price Per Share	$9.20

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2020

Investment Income:
Dividend income (Net of foreign tax of $8,670)	$9,448,920
Interest income	11,743,889
Income from securities lending	123,574
Total investment income	21,316,383

Expenses:
Advisory fees (Note 3)	4,263,860
Service fees	361,546
Administration and fund accounting fees (Note 3)	340,581
Investment Interest Expense	254,012
Fees recaptured by Adviser (Note 3)	172,241
Transfer agent fees and expenses (Note 3)	102,810
Registration fees	54,546
Custody fees (Note 3)	39,332
Legal fees	25,032
Shareholder reporting fees	23,352
Audit fees	20,600
Compliance fees (Note 3)	15,726
Trustees' fees (Note 3)	11,512
Miscellaneous expenses	9,479
Insurance expenses	5,873

Total expenses	5,700,502
Net investment income	15,615,881

Realized and Unrealized Loss on Investments
Net realized loss on:
Investments	5,721,362
Securities sold short	(6,159,182)
Futures contracts	(1,395,336)
Net change in unrealized appreciation/(depreciation) on:
Investments	(48,249,372)
Futures contracts	852,293
Net realized and unrealized loss on investments	(49,230,235)

Net decrease in Net Assets Resulting from Operations	$(33,614,354)

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Operations:
Net investment income	$15,615,881	$9,754,507
Net realized loss on investments, securities sold short and futures contracts	(1,833,156)	(170,626)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(47,397,079)	6,365,572
Net increase (decrease) in net assets resulting from operations	(33,614,354)	15,949,453

Distributions to shareholders:
Net Investment Income	(15,974,954)	(10,032,134)
Return of Capital	(466,880)	—
Total distributions to shareholders	(16,441,834)	(10,032,134)

Capital Transactions:
Proceeds from shares sold	327,145,506	288,942,156
Reinvestment of distributions	14,916,455	9,136,449
Cost of shares repurchased	(184,359,325)	(93,925,011)
Net increase in net assets from capital transactions	157,702,636	204,153,594
Total Increase in Net Assets	107,646,448	210,070,913

Net Assets:
Beginning of year	401,566,341	191,495,428
End of year	$509,212,789	$401,566,341

Capital Share Transactions:
Shares sold	32,682,413	29,318,759
Shares reinvested	1,499,793	928,538
Shares repurchased	(19,091,358)	(9,605,546)
Net increase in shares outstanding	15,090,848	20,641,751

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

FINANCIAL HIGHLIGHTS
Institutional Class

For a capital share outstanding throughout each period presented

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Period April 11, 2016* through March 31, 2017
Net Asset Value, Beginning of Period	$9.97	$9.75	$10.24	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.31	0.37	0.35	0.22
Net realized and unrealized gain (loss) on investments	(0.76)	0.23	(0.43)	0.24
Total Income (Loss) from Investment Operations	(0.45)	0.60	(0.08)	0.46

LESS DISTRIBUTIONS:
Net investment income	(0.31)	(0.38)	(0.36)	(0.17)
Net realized gain on investments	—	—	(0.05)	(0.05)
Return of capital	(0.01)	—	—	—
Total Distributions	(0.32)	(0.38)	(0.41)	(0.22)

Net Asset Value, End of Period	$9.20	$9.97	$9.75	$10.24

Total Return	(4.67%)	6.24%	(0.85%) (4)	4.63	%(2)(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$509,213	$401,566	$191,495	$140,624
Ratio of expenses to average net assets
Before fees waived/recouped by the Adviser (5)	1.10%	1.10%	1.12%	1.26	%(3)
After fees waived/recouped by the Adviser (5)	1.13%	1.10%	1.10%	1.10	%(3)
Ratio of net investment income to average net assets
Before fees waived/recouped by the Adviser (6)	3.14%	3.76%	3.55%	2.05	%(3)
After fees waived/recouped by the Adviser (6)	3.11%	3.76%	3.57%	2.20	%(3)
Portfolio turnover rate	134%	131%	130%	243	%(2)

*	Inception date.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	The ratios of expenses to average net assets include interest expenses. For the year ended March 31, 2020, excluding interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Adviser was 1.05%. Excluding interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Adviser was 1.08%.
(6)	The ratios of net investment income to average net assets include interest expenses. For the year ended March 31, 2020, excluding interest expenses, the ratio of net investment income to average net assets before fees waived/recouped by the Adviser was 3.19%. Excluding interest expenses, the ratio of net investment income to average net assets after fees waived/recouped by the Adviser was 3.16%.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

Level 2 -	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$45,130,473	$—	$45,130,473
U.S. Government Notes	147,375,059	—	—	147,375,059
Closed-End Funds	50,437,788	—	—	50,437,788
Exchange Traded Funds	17,642,244	—	—	17,642,244
Preferred Stocks	84,299,418	69,649,993	—	153,949,411
Total	$299,754,509	$114,780,466	$—	$414,534,975

See the Schedule of Investments for further detail of investment classifications.

(b) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. As of March 31, 2020, the tax years ended March 31, 2019, March 31, 2018 and the tax period ended March 31, 2017 remain subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

(c) Return of capital estimates - Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) are generally comprised of net investment income, capital gains, and return of capital. Certain of the Fund’s investments in Closed-End Funds (“CEFs”) also make distributions comprised of net investment income and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs and distribution notices provided by CEFs. After each calendar year end, REITs and CEFs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported are reflected in the Funds’ records in the year in which they are reported by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. The Fund intends to distribute all its net investment income including any cash received from its investments in CEFs and REITs, even if a portion may represent a return of capital. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2020, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $16,211,683 or 3.2% of the Fund’s net assets.

(f) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2020, the Fund held $102,494,165 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) and $1,762,932 as deposits with broker at Wells Fargo Securities, LLC and $668,565 as deposits with broker at Pershing, LLC that exceeded the FDIC insurance limit.

(g) Restricted Cash – Deposits with Broker – At March 31, 2020, the Fund had $2,012,932 deposited at Wells Fargo Securities, LLC to utilize as collateral for futures trading and $918,565 deposited at Pershing, LLC to utilize as collateral for securities sold short. The Fund had no open futures and securities sold short positions as of March 31, 2020.

(h) Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. Some over-the-counter derivative instruments may expose the Fund to the credit risk of its counterparty and may be more volatile than those of other instruments. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. During the year ended March 31, 2020, the average notional amount of futures held by the Fund was ($4,057,253).

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

Derivative Investment Holdings Categorized by Risk Exposure – The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2020:

Amount of Realized Loss on Derivatives
Risk Exposure Category	Futures Contracts
Interest rate	$(1,395,336)
Total	$(1,395,336)

Change in Unrealized Gain on Derivatives
Risk Exposure Category	Futures Contracts
Interest rate	$852,293
Total	$852,293

(i) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $4,263,860 for Advisory fees during the year ended March 31, 2020.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Adviser has recaptured $172,241 of previously waived expenses during the year ended March 31, 2020.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2020, the Fund incurred the following expenses for administration and fund accounting, custody, transfer agent and compliance fees:

Administration and fund accounting	$340,581
Transfer Agency	$102,810
Custody	$39,332
Compliance	$15,726

At March 31, 2020, the Fund had payables due to Fund Services and its affiliates for administration and fund accounting, custody, transfer agent and compliance fees to U.S. Bank in the following amounts:

Administration and fund accounting	$63,330
Transfer Agency	$17,257
Custody	$8,800
Compliance	$2,547

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

The Independent Trustees were paid $11,512 for their services and reimbursement of travel expenses during the year ended March 31, 2020. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of March 31, 2020, Charles Schwab & Company, Inc. and UBS Financial Services, Inc. held approximately 32% and 25%, respectively, in aggregate for the benefit of others, of the outstanding shares of the Fund.

Note 5 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended March 31, 2020, were as follows:

Purchases	$432,406,124
Sales	$490,510,044

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

Note 6 – Federal Income Tax Information

At March 31, 2020, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, and the accumulated deficit were as follows:

Tax Cost of Investments	$467,438,798
Unrealized Appreciation	3,244,838
Unrealized Depreciation	(56,148,661)
Net Unrealized Depreciation on Investments	(52,903,823)
Total Accumulated Deficit	$(52,903,823)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, and basis adjustments on investments in limited partnerships.

The tax character of distributions paid during the years ended March 31, 2020, and March 31, 2019 were as follows:

Distributions Paid From:	Year Ended March 31, 2020	Year Ended March 31, 2019
Ordinary Income	$15,974,954	$10,032,134
Return of Capital	466,880	—
Total Distributions Paid	$16,441,834	$10,032,134

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2020, the Fund had no late-year or post-October losses.

At March 31, 2020, the Fund had no capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

Note 8 – Line of Credit

The Fund has access to a $25 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended March 31, 2020, was as follows:

Maximum Available Credit	$25,000,000
Largest Amount Outstanding on an Individual Day	170,000
Average Daily Loan Outstanding	170,000
Interest Expense – 3 days	60
Loan Outstanding as of March 31, 2020	—
Average Interest Rate	4.25%

Note 9 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

As of March 31, 2020, the Fund had no securities on loan. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

Bramshill Income Performance Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Continued)

Note 10 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distributions
4/29/2020	4/30/2020	$0.01956894
5/28/2020	5/29/2020	$0.02483029

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Note 11 – New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it requires the premium to be amortized to the earliest call date. The Fund has adopted the provisions of ASU 2017-08 and has concluded that the change in accounting principle does not materially impact the financial statement amounts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios

and the Shareholders of Bramshill Income Performance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bramshill Income Performance Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from April 11, 2016 (commencement of operations) through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period April 11, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

June 1, 2020

Bramshill Income Performance Fund
ADDITIONAL INFORMATION
March 31, 2020 (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877-BRAMS18 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 28.07%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2020 was 26.12%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.68%.

Bramshill Income Performance Fund
TRUSTEES AND OFFICER INFORMATION

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Bramshill Income Performance Fund
TRUSTEES AND OFFICER INFORMATION (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-877-BRAMS18.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Bramshill Investments, LLC
411 Hackensack Avenue, 9th Floor
Hackensack, NJ 07601

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 1250
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Bramshill Income Performance Fund
	FYE 03/31/2020	FYE 03/31/2019
Audit Fees	$17,500	$17,500
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Bramshill Income Performance Fund
	FYE 03/31/2020	FYE 03/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Bramshill Income Performance Fund
Non-Audit Related Fees	FYE 03/31/2020	FYE 03/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 5, 2020

By /s/ Russell B. Simon
                  Russell B. Simon, Treasurer

Date June 5, 2020